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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 1, 1999
                                                 -----------------




                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            33-73666                     22-3281571
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(STATE OF OTHER JURISDICTION      (COMMISSION                 (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


    c/o PaineWebber Incorporated
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                                       10019
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841
                                                    --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.             Changes in Control of Registrant.

                    NOT APPLICABLE.

Item 2.             Acquisition or Disposition of Assets.

                    NOT APPLICABLE.

Item 3.             Bankruptcy or Receivership.

                    NOT APPLICABLE.

Item 4.             Changes in Registrant's Certifying Accountant.

                    NOT APPLICABLE.

Item 5.             Other Events.

                    NOT APPLICABLE.

Item 6.             Resignations of Registrant's Directors.

                    NOT APPLICABLE.

Item 7.             Financial Statements, Pro-Forma Financial Information and
                    Exhibits.

                    (a)  NOT APPLICABLE.

                    (b)  NOT APPLICABLE.

                    (c)  EXHIBITS.

                    1. Trustee's letter in respect of the receipt and disbursement of interest by the CABCO Trust for J.C. Penney Debentures on September 1, 1999.

                    $1,739,643.74 to the Trust Certificate Holders. $267,637.50 to the Depositor.


Item 8.             Change in Fiscal Year.

                    NOT APPLICABLE.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CORPORATE ASSET
                                          BACKED CORPORATION
                                                   as depositor



                                         By: /s/  Robert Vascellaro
                                             ---------------------------------
                                         Name:    Robert Vascellaro
                                         Title:   Vice President and Treasurer



Date:  September 9, 1999


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                                  EXHIBIT INDEX



Exhibit                                                                     Page


1. Trustee's letter in respect of the receipt and disbursement of interest by the CABCO Trust for J.C.
            Penney Debentures on September 1, 1999.